Exhibit 10.69

Page 1 of 23 E*TRADE Securities LLC Rule 10b5-1 Trading Plan (Stock and Options) This trading plan (this “Plan”) completed and executed by F ANN MILLNER (“Client”) on August 7, 2023 (the “Adoption Date”) between Client and E*TRADE Securities LLC (“E*TRADE”) acting as agent for Client shall be effective as of the date on which E*TRADE executes this Plan (the “Effective Date”). A. Recitals 1. This Plan is entered into between Client and E*TRADE for the purpose of establishing a trading arrangement that complies with the requirements of Rule 10b5-1 (c)(1) (“Rule 10b5-1”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). 2. Client is establishing this Plan in order to permit, with respect to shares of common stock, MMSI ticker symbol (the “Stock”), of Merit Medical Systems, Inc. (the “Issuer”) (Client to check the appropriate box(es): the orderly disposition of shares of the Issuer owned by Client, including shares of Stock that Client has the right to acquire under the outstanding stock options issued by the Issuer, that are listed on Addendum A to this Plan (the “Options); and/or the orderly acquisition of shares of Stock of the Issuer. B. Client’s Representations, Warranties and Covenants 1. As of the Adoption Date, Client is not in possession, and is not aware of any material nonpublic information concerning the Issuer or its securities. If Client is a director or officer (as defined in Rule 16a-1(f) of the Exchange Act) of the Issuer, Client certifies as to the foregoing in accordance with Rule 10b5-1(c)(1)(ii)(C)). Client understands that the laws governing insider trading are fact-specific and that E*TRADE does not and cannot guarantee that any transaction that is executed pursuant to this Plan will be deemed covered by the protections of Rule 10b5-1. Client understands that the protections of Rule 10b5-1 may not apply if Client alters this Plan or deviates from the instructions in any way, other than in accordance with the modification provisions of this Plan and applicable law. 2. As of the Adoption Date, Client is entering into and adopting this Plan in good faith and not as part of a plan or scheme to evade compliance with the federal or state securities laws, including Section 10(b) of the Exchange Act and Rules 10b-5 or 10b5-1 thereunder or the prohibitions of any other law or rule. If Client is a director or officer (as defined in Rule 16a-1(f) of the DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 2 of 23 Exchange Act) of the Issuer, Client certifies as to the foregoing in accordance with Rule 10b5-1(c)(1)(ii)(C)). Client acknowledges that Client will, at all times, act in good faith with respect to this Plan, including any modifications or terminations of this Plan in accordance with the terms of this Plan. Client acknowledges that this Plan does not violate any insider trading policy of Issuer, as amended and supplemented from time to time and Client shall remain in compliance with such policy while this Plan is in effect. 3. In the case of sales of shares of Stock pursuant to this Plan, the shares of Stock to be sold are owned free and clear by Client (subject, in the case of shares underlying Options, only to the compliance by Client with the exercise provisions of such Options) and are not subject to any agreement granting any pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or any other limitation on disposition, other than those which may have been entered into between Client and E*TRADE or imposed by Rules 144 or 145 under the Securities Act of 1933, as amended (the “Securities Act”). 4. While this Plan is in effect, Client agrees not to enter into or alter any corresponding or hedging transaction or position with respect to the securities covered by this Plan (including, without limitation, with respect to any securities convertible or exchangeable into the Stock) and agrees not to alter or deviate from the terms of this Plan. 5. (a) Client agrees to notify E*TRADE as soon as practicable upon the occurrence of any event that would prohibit any sale or purchase of shares of Stock under this Plan, including but not limited to any legal, contractual or regulatory restriction (e.g., a tender offer or exchange offer), or an offering requiring an affiliate lock-up (other than any such restriction relating to Client’s possession or alleged possession of material nonpublic information about the Issuer or its securities). Client agrees that Issuer may on behalf of Client, provide E*TRADE with the notice required by this paragraph. Such notice, whether from Client or the Issuer, will indicate only the anticipated duration of the restriction and will, in accordance with this Plan, not include any other information about the nature of the restriction or its applicability to Client. (b) (i) Client agrees that this Plan will be suspended if E*TRADE receives any written notice from the Issuer or Client of a legal, regulatory or contractual restriction applicable to the Issuer or to Client. Upon receipt of such written notice, Client expressly authorizes E*TRADE to suspend trading as soon as practicable. Client further understands that any resulting modification or change to the amount, price or timing of the sale of shares of Stock under this Plan shall be deemed a modification for purposes of paragraph E.2 of this Plan (or, in the event the requirements for a modification are not or cannot be satisfied, a termination of this Plan). (ii) Client understands that E*TRADE may not be able to effectuate a sale due to a market disruption or a legal, regulatory or contractual restriction to which E*TRADE or its affiliates may be subject, as determined by E*TRADE in its sole discretion. If this Plan is suspended in accordance with DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 3 of 23 this paragraph B.5(b)(ii) hereof, sales or purchase of shares under this Plan shall resume trading as soon as E*TRADE determines that it is reasonably practical to do so. Upon the resumption of trading following such a suspension, any trades having an end date scheduled to have occurred during such suspension period shall be deemed to have expired as of that scheduled end date as set forth in Addendum A, as applicable. Any trades having a start date scheduled to have occurred during such period of suspension shall be placed as soon as practicable for the balance of time remaining until the end date applicable to such trade. All other trades shall be placed as originally set forth in this Plan. 6. Client represents and warrants that the execution and delivery of this Plan by Client and the transactions contemplated by this Plan will not contravene any provision of applicable law or any agreement or other instrument binding on Client or any of Client’s affiliates or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Client or Client’s affiliates. 7. Client agrees that, until this Plan has been terminated, Client will not (a) enter into a binding contract with respect to the sale of Client’s shares of Stock covered by Addendum A (the “Plan Shares”) with another broker, dealer or financial institution (each, a “Financial Institution”); (b) instruct another Financial Institution to sell Client’s Plan Shares on behalf of Client; or (c) adopt a plan for trading with respect to Client’s Plan Shares other than pursuant to this Plan or another trading plan with E*TRADE that complies with the requirements to Rule 10b5-1(c)(1) under the Exchange Act. 8. Client agrees to promptly notify E*TRADE, in writing, before (a) entering into or modifying any new or existing contract, instruction or plan to purchase or sell any securities of the Issuer that would qualify for the affirmative defense under Rule 10b5-1(c)(1) and be treated as a single “plan” with this Plan under Rule 10b5-1(c)(1)(ii)(D)(1) based on consultation with Client’s own legal advisors, and Client understands that any such modification would act as a “modification” of this Plan within the meaning of Rule 10b5-1(c)(1)(iv), or (b) entering into any other contract, instruction or plan for purchases or sales of the Issuer’s securities. Client understands that any such modification or termination would act as a modification or termination of this Plan, as applicable, with any such modification subject to the cooling-off period then required by Rule 10b5-1(c)(1)(ii)(B). 9. Client acknowledges that Client has no outstanding (and will not subsequently enter into, while this Plan is in effect, any additional) contract, instruction or plan that would qualify for the affirmative defense under Rule 10b5-1(c)(1) for purchases or sales of the Issuer’s securities on the open market, except for any such additional contract, instruction or plan that is permitted by Rule 10b5-1(c)(1)(ii)(D) (based on consultation with Client’s own legal advisors) and about which Client has notified E*TRADE in writing. 10. Client agrees that it will not, directly or indirectly, communicate any material nonpublic information about the Issuer or its securities, including the DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 4 of 23 Stock, to any employee or representative of E*TRADE or its affiliates who is involved, directly or indirectly, in executing this Plan at any time while this Plan is in effect. 11. Client acknowledges that, if this Plan is designed to effect the open-market sale of the total amount of shares of Stock under this Plan as a single transaction, other than eligible sell-to-cover transactions as described in Rule 10b5-1(c)(1)(ii)(D)(3), Client has not, during the prior twelve (12)-month period, adopted, and will not subsequently adopt while this Plan is in effect, a contract, instruction or plan that (a) was or is designed to effect the open-market purchase or sale of all of the securities covered by such contract, instruction or plan in a single transaction and (b) would otherwise qualify for the affirmative defense under Rule 10b5-1(c)(1). 12. Client acknowledges that Client is responsible for making all filings, if any, required under Sections 13(d), 13(g) and 16 of the Exchange Act. 13. (a) Client represents and warrants to E*TRADE (check applicable box or boxes): For purposes of Rule 144 under the Securities Act, Client is an “affiliate” of the Issuer or has been an affiliate of the Issuer during the preceding three months. If applicable, Client agrees to timely provide the paperwork described in paragraph B.13(c) below. Client intends to sell shares of Stock under this Plan that are “restricted securities” which have been held by the Client for the time period required pursuant to Rule 144(d) under the Securities Act. If applicable, Client agrees to timely provide the paperwork described in paragraph B.13(c) below. Client acquired the Stock in a transaction covered by Rule 145 under the Securities Act and the Stock may be sold without registration pursuant to Rule 145(d) thereunder. Client acquired the Stock under Rule 701 under the Securities Act and intends to sell the Stock in accordance with Rule 701(g)(3) thereunder. None of Rule 144, Rule 145, nor Rule 701 under the Securities Act is applicable to the Stock. (b) Client agrees to not take, and agrees to not cause any person or entity with which Client would be required to aggregate sales of shares of Stock pursuant to paragraph (a)(2) or (e) of Rule 144 to take, any action that would cause sales of shares of Stock under this Plan to not meet all applicable requirements of Rule 144, including without limitation the volume limitation of Rule 144(e). DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 5 of 23 (c) If Client is an affiliate or control person of the Issuer for purposes of Rule 144, or if the shares of Stock subject to this Plan are restricted securities subject to limitations under Rule 144, Client agrees to timely provide completed and signed Rule 144 paperwork to E*TRADE (including, without limitation, a Seller Representation Letter dated as of the date of this Plan substantially in the form of Addendum C to this Plan, and, if applicable, an Initial Electronic Signature Authentication Document, in each case prior to the Adoption Date). Client acknowledges that E*TRADE requires this paperwork in order to facilitate trades for Client’s account. Client also agrees to timely provide, if applicable, the codes necessary for E*TRADE to file electronically any required Forms 144 on Client’s behalf with the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR)” system, including Client’s current individual central index key (CIK) and CIK confirmation code (CCC). Client acknowledges that E*TRADE requires this paperwork to facilitate Rule 144 trades for Client’s account. Subject to E*TRADE’s timely receipt of Client’s Rule 144 paperwork and the other deliverables described above, E*TRADE hereby agrees to submit the completed Form 144 to the SEC consistent with Rule 144 filing requirements. Client understands and acknowledges that, if the CIK and CCC codes Client provides are not accurate and up to date, E*TRADE may not be able to file a timely Form 144 on Client’s behalf. Following such delivery, E*TRADE agrees to file each such Form 144 on behalf of Client as required by applicable law. Client acknowledges that E*TRADE will have no obligation to complete or file Forms 144 on behalf of Client for any sales made outside of this Plan. If Client or its affiliates effect sales outside of this Plan, Client will promptly report such sales to E*TRADE to allow prompt and accurate Form 144 filings for transactions pursuant to this Plan. Client agrees to release, hold harmless and discharge E*TRADE and its affiliates, agents, officers, successors and insurers from any and all claims, demands, losses, liabilities, damages and other expenses which may be sustained at any time relating to its facilitating transactions and completing necessary form filings on Client’s behalf under Rule 144. 14. Client confirms that is has provided E*TRADE with a certificate dated as of the Adoption Date and signed by the Issuer substantially in the form of Addendum D to this Plan, attached hereto. 15. Except as specified in Addendum A to this Plan, Client acknowledges and agrees that Client does not have, and will not attempt to exercise, any influence over how, when or whether to effect sales or purchases under this Plan. 16. With respect to the Issuer, Client states: (a) Client has provided the Issuer with an opportunity to review this Plan; (b) The Issuer has acknowledged the existence of this Plan, including Addendum A hereto, as evidenced by the Issuer’s signature hereto; and DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 6 of 23 (c) This Plan does not violate an insider trading policy of the Issuer. 17. Client and E*TRADE agree and acknowledge that the Issuer is not a party to this Plan. 18. Client has had the opportunity to consult with Client’s own advisors as to legal, tax, business, financial and related aspects of, and has not relied upon E*TRADE or any person affiliated with E*TRADE in connection with, Client’s adoption of this Plan. To the extent that Client does not permit E*TRADE to exercise any influence over how, when or whether to effect sales and/or purchases of shares of Stock pursuant to this Plan, Client acknowledges that neither E*TRADE nor any person affiliated with E*TRADE nor any of their respective officers, employees or other representatives is authorized to exercise any discretion with respect to such sales and/or purchases. C. Representations, Warranties and Covenants of E*TRADE 1. To the extent that Client advises E*TRADE that sales under this Plan must comply with Rule 144 of the Securities Act, E*TRADE agrees to conduct such sales in accordance with the manner of sale requirement of Rule 144 under the Securities Act and in no event will E*TRADE effect any such sale if the sale would exceed the then-applicable volume limitation under Rule 144(e), assuming E*TRADE’s sales under this Plan are the only sales subject to that limitation, except to the extent that Client advises E*TRADE of other specific sales that must be aggregated with Client’s sales. 2. E*TRADE will provide Client and Issuer with written trade confirmations of the sales and/or purchases made pursuant to this Plan promptly after the execution of such transactions, including sufficient information to permit the client to timely prepare and make all filings required under sections 13(d), 13(g) and 16 of the Exchange Act. To assist Client with Client’s reporting obligations under Section 16 of the Exchange Act, Client and E*TRADE will have executed “Broker’s Authorization to Confirm and Provide Reports of Transactions Directly to Issuer” in the form of Addendum B hereto. 3. E*TRADE will not deviate from the instructions set forth in Addendum A to this Plan and will implement this Plan as set forth herein. 4. E*TRADE will have implemented reasonable policies and procedures to ensure that any employee or representative of E*TRADE implementing this Plan does not sell or purchase shares of Stock while in possession of material nonpublic information.. D. Implementation of this Plan 1. Client hereby appoints E*TRADE to sell or purchase shares of Stock pursuant to the terms and conditions set forth in Addendum A of this Plan. DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 7 of 23 Subject to such terms and conditions, E*TRADE hereby accepts such appointment. 2. E*TRADE is authorized to begin selling or purchasing shares of Stock pursuant to this Plan as set forth in Addendum A, and will cease selling or purchasing shares of Stock on the earliest to occur of (i) the date specified by Client in Addendum A; (ii) the date on which E*TRADE receives notice from Client or the Issuer that the Issuer or any other person has publicly announced a tender or exchange offer with respect to the Stock; (iii) the date on which E*TRADE receives notice from Client or the Issuer that the Issuer or any other person has publicly announced that the Issuer is the target of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of the Issuer, as a result of which the shares of Stock will be converted into shares of stock of another company; (iv) the date on which E*TRADE receives notice from the Issuer that sales or purchases of shares of Stock must cease, whether or not the reason is disclosed; (v) the date on which E*TRADE receives notice of the commencement of any proceeding in respect of or triggered by Client’s bankruptcy or insolvency; (vi) receipt of notice from the Issuer or representatives of the Client’s estate of the death of Client; or (vii) the date on which Client receives receive written notice from E*TRADE terminating this Plan, which may be given for any reason. 3. E*TRADE will not sell or purchase shares of Stock under this Plan at any time: (a) When any person at E*TRADE with influence over how, when or whether to the effect such transaction is aware of material nonpublic information concerning the Issuer or its securities; (b) When E*TRADE, in its sole discretion, has determined that it is prohibited from doing so by a legal, contractual or regulatory restriction applicable to it or its affiliates or to Client or Client’s affiliates (other than any such restriction relating to Client’s possession or alleged possession of material nonpublic information about the Issuer or its securities); (c) After E*TRADE receives notice from Client or the Issuer in accordance with paragraph B.5.(a) above of the occurrence of any event that would prohibit the sale or purchase of shares of Stock under this Plan; or (d) After this Plan has been terminated in accordance with paragraph E.1 below: 4. (a) Client agrees to deliver ALL shares of Stock in the case of sales made pursuant to this Plan (with the amount to be estimated by Client in good faith, if the trade amount is designated as an aggregate dollar amount, into an account at E*TRADE in the name of and for the benefit of Client (the “Plan Account”), and/or deliver $ N/A per share in the case of purchases to be made pursuant to this Plan, prior to the commencement of sales and/or purchases of shares of Stock under this Plan. DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 8 of 23 (b) Client agrees to make appropriate arrangements with the Issuer and its transfer agent and stock plan administrator to permit E*TRADE to furnish notice to the Issuer of the exercise of Options and to have the underlying shares of Stock delivered to E*TRADE as necessary to effect sales under this Plan. Client hereby authorizes E*TRADE to serve as Client’s agent and attorney-in-fact and, in accordance with the terms of this Plan, to exercise Options. (c) E*TRADE will, in connection with the exercise of Options, remit to the Issuer the exercise price thereof along with such amounts as may be necessary to satisfy any tax withholding obligation. These amounts will be deducted from the proceeds of the sale of shares of Stock. To the extent a “market price” is selected to exercise a stock option and sell resulting shares associated therewith in Addendum A hereto, Client understands and acknowledges that such order may result in a loss for some or all of the shares sold, and Client further understands and agrees that Client shall be responsible for any such losses in connection therewith. (d) To the extent that any shares of Stock remain in this Plan Account after the end of this Plan trading period or upon termination of this Plan, E*TRADE agrees to return such shares of Stock promptly to the Issuer’s transfer agent for relegending if Client advises E*TRADE that such shares of Stock are subject to transfer restrictions in the hands of Client. 5. E*TRADE will in no event effect any sales under this Plan if the shares of Stock to be sold are not in this Plan Account or underlying an Option that is exercisable in accordance with the terms of this Plan; provided however, to the extent Addendum A includes the sale of shares underlying unvested stock plan awards as of the Effective Date, such awards must vest and the underlying shares must be deposited in this Plan Account not later than 8:00 A.M. Eastern Time on the corresponding Earliest Sell Date set forth in Addendum A in order for such sale to take place as set forth in Addendum A. Client acknowledges that no sale, or exercise and sale, may occur until the Earliest Sell Date set forth on Addendum A. If Client is a director or officer (as defined in Rule 16a-1(f) of the Exchange Act) of the Issuer, Client acknowledges that a representative of the Issuer will communicate the Earliest Sell Date in writing to E*TRADE at least five (5) business days prior to such date. 6. E*TRADE will in no event effect any purchase under this Plan if the funds for the purchase of shares of Stock are not in a bank or other account that Client has designated in writing for use in connection with this Plan. 7. E*TRADE will sell the Stock subject to this Plan in accordance with the terms of this Plan, including, without limitation, Client’s instructions set forth in Addendum A to this Plan. Provided it is consistent with E*TRADE’s duty of best execution and the parameters that Client has directed in Addendum A, E*TRADE is authorized: (i) to sell the Stock subject to this Plan on a “not held” basis, which permits E*TRADE to exercise price and time discretion in DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 9 of 23 the sale of such Stock; and (ii) to sell the Stock subject to this Plan jointly with orders of other plan customers. In either or both of the above cases, Client will receive the average price of all sales of Stock executed on Client’s behalf, which will be equal to or better than any Price specified by Client in Addendum A to this Plan, if applicable. 8. E*TRADE may sell or purchase shares of Stock on any national securities exchange, in the over-the-counter market, on an automated trading system or otherwise. Client agrees that if E*TRADE is a market maker in the Stock at the time any purchase or sale is to be made under this Plan, E*TRADE may, in its sole discretion, purchase or sell shares of Stock from Client in its capacity as market maker. 9. The exercise, sale and purchase prices, and number of Options to be exercised and shares of Stock to be sold, will be adjusted following the occurrence of a Stock split, Stock dividend or other like distributions affecting the Stock. 10. Unless otherwise agreed to in Addendum A to this Plan, Client is subject to E*TRADE’s usual and customary commission and fees. E. Termination and Modification 1. This Plan will terminate on the earlier of: (a) August 7, 2025; (b) the first date on which all trades have been executed or all trading orders relating to such trades set forth on Addendum A have expired; (c) as soon as practicable but no more than one (1) business day following the date on which Client gives written notice to E*TRADE to terminate this Plan; (d) as soon as practicable but no more than one (1) business day following the date on which E*TRADE gives written notice Client to terminate this Plan, which may be for any reason; (e) as soon as practicable but no more than one (1) business day following the date on which E*TRADE receives written notice of a termination of an additional contract, instruction or plan that is being treated as a single “plan” with this Plan (or E*TRADE receives written notice of a modification of such additional contract, instruction or plan and the requirements for a modification of this Plan are not or cannot be satisfied); (f) as soon as practicable but no more than one (1) business day following the date on which E*TRADE receives written notice of a legal, regulatory or contractual restriction applicable to the Issuer or to Client that would result in a modification or change to the amount, price or timing of the DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 10 of 23 sale of Plan Shares but the requirements for a modification of this Plan are not or cannot be satisfied; and (g) as soon as practicable but no more than one (1) business day following the date set forth in paragraph D.2 of this Plan. Any termination would require Client to enter into a new Rule 10b5-1 trading arrangement with E*TRADE in order to resume sales or purchases. Client agrees that Client will act in good faith with respect to any terminations of this Plan. 2. Client understands that any modification to the amount, price or timing of the sale of shares of Stock under this Plan and set forth in Addendum A will constitute a termination of this Plan for purposes of Rule 10b5-1(c) and the adoption of a new plan subject to the cooling-off period then required by Rule 10b5-1(c)(1)(ii)(B). This Plan, including Addendum A hereto, may be amended by writing entered into by Client and E*TRADE at a time when Client is not in possession, or aware, of material nonpublic information about Issuer or its securities and upon receipt by E*TRADE of the following documents, each dated as of the date of such amendment: (a) A Client representation letter completed and executed by Client substantially in a form acceptable to E*TRADE, if it so requests; and (b) If Client is a Rule 144 affiliate, representations substantially to the effect of those contained in Addendum C of this Plan; and (c) A written acknowledgment by the Issuer of the existence of such amendment. F. Indemnification; Limitation of Liability 1. Client agrees to indemnify and hold harmless E*TRADE and its affiliated entities and their respective members, directors, officers, employees, agents and affiliates from and against all claims, losses, damages and liabilities (including, without limitation any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim): (i) found by a court of competent jurisdiction to arise out of or attributable to actions taken or not taken by any of them under this Plan, except in the case of any claims, losses, damages or liabilities resulting from E*TRADE’s gross negligence, willful misconduct, recklessness or bad faith; (ii) arising out of or attributable to any breach by Client of this Plan (including Client’s representations and warranties in this Plan); or (iii) any violation by Client of applicable laws or regulations. This indemnification will survive termination of this Plan 2. Notwithstanding any other provision of this Plan, neither E*TRADE nor any of its directors, officers, employees, agents or affiliates shall be liable to Client or any other person or entity: DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 11 of 23 (a) As a result of actions taken or not taken by any of them under this Plan, except in the case of a liability found by a court of competent jurisdiction to arise from E*TRADE’s gross negligence, willful misconduct, recklessness or bad faith. (b) For special, indirect, punitive, exemplary or consequential damages, or incidental losses or damages of any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen; or (c) For any failure to perform or to cease performance or any delay in performance that results from a cause or circumstance that is beyond E*TRADE’s reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God.” G. General 1. Client and E*TRADE acknowledge and agree that this Plan is a “securities contract,” as such term is defined in Section 741 (7) of Title 11 of the United States Code (the “Bankruptcy Code”), entitled to all of the protections given such contracts under the Bankruptcy Code. Client and E*TRADE acknowledge and agree that the Issuer has the right to disclose and/or terminate this Plan at any time. 2. This Plan constitutes the entire agreement between Client and E*TRADE with respect to this Plan and supersedes any prior agreements or understandings with regard to this Plan. In the event that the terms or conditions in this Plan conflict with the terms or conditions in the E*TRADE Account Agreement, the terms or conditions in this Plan will govern with respect to the implementation of this Plan. 3. Client’s rights and obligations under this Plan may not be assigned or delegated without the written permission of E*TRADE. 4. Client and the Issuer, as applicable, agree to give all notices to E*TRADE with respect to this Plan either by certified or registered United States mail, postage prepaid, return receipt requested, by nationally recognized overnight courier that issues a receipt or other confirmation of delivery, by facsimile or via email at 10b51@etrade.com provided that a confirmation is available to the following address or fax number, as applicable: E*TRADE Securities LLC Attn: Executive Services 3 Edison Drive Alpharetta, GA 30005 Fax: (678) 624-8358 DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 12 of 23 5. This Plan may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures on all counterparts were upon the same instrument. 6. If any provision of this Plan is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Plan will continue and remain in full force and effect. 7. This Plan will be governed by and construed in accordance with the internal laws of the State of New York and may be modified or amended only by a writing signed by Client and E*TRADE and, as required under this Plan, the Issuer. DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 13 of 23 IN WITNESS WHEREOF, the undersigned have executed this Plan (and Addendum A and B, if applicable). CLIENT E*TRADE SECURITIES LLC Signature: _________________________ By: __________________________ Print Name: F ANN MILLNER Print Name: ____________________ Title: Title: __________________________ Date: August 7, 2023 Date: _________________________ Acknowledged by: Merit Medical Systems, Inc. By: ______________________________ Print Name: _______________________ Title: _____________________________ Date: _________________________________ DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C Chief Legal Officer 8/8/2023 Brian Lloyd Director

DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

ADDENDUM A

This addendum (the "Addendum") between **F ANN MILLNER** ("Client") and E*TRADE Securities, LLC ("E*TRADE"), is made a part of that certain E*TRADE Securities LLC Rule 10b5-1 Trading Plan (Stock and Options) entered into by Client and E*TRADE (the "Plan"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in this Plan.

Adoption Date: August 7, 2023

Client Instructions for Rule 10b5-1 Trading Plan:

Language changes/additions to this Addendum are permissible only by E*TRADE

Table 1:

Earliest Sell Date* (1)	Instructions (Cash Exercise, Sell to Cover, Same Day Sale, Sell ESPP, Sell Restricted Stock Award/Unit)	Date of Grant, Vest Date, Purchase Date, Exercise Date	Grant Number	Security Type	Number of Shares to Sell	Number of Options to Exercise	Price
11/13/2023 through 05/10/2024 [NOTE 1]	Same Day Sale	Grant Date 05/24/2017	002476	Stock Options	20000	20000	$80.00
05/13/2024 through 05/24/2024	Same Day Sale	Grant Date 05/24/2017	002476	Stock Options	Any unsold shares from above order	Any unexercised options from above order	$34.60
05/15/2024 through 05/23/2025	Same Day Sale	Grant Date 06/07/2018	002571	Stock Options	12500	12500	$85.00
05/27/2025 through 06/06/2025	Same Day Sale	Grant Date 06/07/2018	002571	Stock Options	Any unsold shares from above order	Any unexercised options from above order	$50.70
11/15/2024 through 05/23/2025	Same Day Sale	Grant Date 06/07/2018	002571	Stock Options	12500	12500	$90.00
05/27/2025 through 06/06/2025	Same Day Sale	Grant Date 06/07/2018	002571	Stock Options	Any unsold shares from above order	Any unexercised options from above order	$50.70
05/15/2025	Same Day Sale	Grant Date 05/24/2019 05/31/2019	002681 002689	Stock Options	13750 7500	13750 7500	$95.00

Note 1: ***Earliest Sell Date: The Earliest Sell Date is the later of (i) and (ii): (i) the 91st day after the Adoption Date; or (ii) the earlier of: (a) the third business day following the disclosure of the Issuer's financial results in a Form 10-Q or Form 10-K for the**

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Page 15 of 23 completed fiscal quarter in which this Plan is adopted; or (b) the 121st day after the Adoption Date. The Issuer will communicate the Earliest Sell date to the E*TRADE 10b5-1 team via email at 10b51@etrade.com no later than five (5) business days prior to the Earliest Sell Date. If such notification is not delivered to E*TRADE at least five (5) business days prior to the Earliest Sell Date, E*TRADE will act upon such notice as promptly as administratively feasible. Plan Termination Date: Unless otherwise terminated pursuant to Section E.1 of this Plan, August 7, 2025. Maximum number of shares to be sold: See Table Above **Please Note: If a Price is specified, then E*TRADE in accordance with the terms set forth in the table, will enter orders to sell as many shares of Stock specified by Client at prices that are equal to or better than the Price specified. (1) If for any reason an Option cannot be exercised and sold or the shares of Stock cannot be sold on the date indicated (check one of the following): the unsold amount will be sold on the next trading date and when the limit price is met, until all shares are sold; the unsold amount will be carried forward and added to the number of shares of Stock authorized to be sold on the next sale date in the table (if any) until sold; the trade will be cancelled and the unsold amount will not be sold and will not be carried over to the next specific sale date. (2) The number of Shares to be sold that relate to unvested restricted stock and performance awards as of this Plan Adoption Date, may vary from the number of Shares actually available for sale under this Plan following vesting of such awards. Commission fee per trade: $.06 per share or $29.95, whichever is greater. DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 16 of 23 IN WITNESS WHEREOF, the undersigned have signed this Addendum to this Plan as of the date first written above. CLIENT E*TRADE SECURITIES LLC Signature: _________________________ By: __________________________ Print Name: F ANN MILLNER Print Name: ____________________ Title: Title: __________________________ Date: August 7, 2023 Date: _________________________ Acknowledged by: Merit Medical Systems, Inc. By: ______________________________ Print Name: _______________________ Title: _____________________________ Date: _________________________________ DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C Brian Lloyd Chief Legal Officer 8/8/2023 Director

Page 17 of 23 Addendum B Broker’s Authorization To Confirm and Provide Reports Of Transactions Directly To Issuer To: E*TRADE Securities LLC as Broker From: F ANN MILLNER Date: August 7, 2023 Re: Reporting Procedure for Transactions Involving Equity Securities of Merit Medical Systems, Inc. (the “Issuer”) The undersigned (“Client”) hereby authorizes, acknowledges and confirms to E*TRADE Securities, LLC (“Broker”), with respect to the account(s) indicated in paragraph 1 below (each, an “Account”), as follows: 1. Client authorizes Broker and, if appropriate, has obtained written authorization as evidenced by the signatures of the appropriate persons at the end of this authorization with respect to the relevant Account Name(s) and Number(s) listed below, to report to the Issuer any purchase or sale of any equity security of the Issuer effected by Broker in or through any Account (each, a “Transaction”). Each Transaction notification will include date of the transaction, type of transaction, number of shares exercised, purchased or sold, and the corresponding transaction price. Account Name Account Number F ANN MILLNER XXXX-0074 2. Client authorizes and directs Broker to use reasonable best efforts to notify the Issuer of each Transaction by no later than one business day after the date of such Transaction, such notification to be made to the attention of the contact names at the e-mail addresses provided below. Client agrees to notify Broker in writing if any of the contact information changes. Contact Name Firm/Company Email Address 3. All notices to Broker hereunder shall be made in writing either by certified or registered United States mail, postage prepaid, return receipt requested, by nationally recognized overnight courier that issues a receipt or other confirmation of delivery to the following address: E*TRADE Securities LLC Attn: Executive Services 3 Edison Drive DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 18 of 23 Alpharetta, GA 30005 Fax: (678) 624-8358 4. All authorizations and agreements of Client herein shall remain in effect until terminated in writing by Client. 5. This authorization letter shall be governed by the laws of the State of New York, is subject to the terms of the Rule 10b5 1 Trading Plan entered into on August 7, 2023 between Client and Broker (the “Plan”) and does not modify, supersede or otherwise amend the parties’ rights or obligations under this Plan. * * * CLIENT Signature: _________________________ Print Name: F ANN MILLNER Title: E*TRADE Merit Medical Systems, Inc. 10b5-1 -Offline 6.27.2023 DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C Director

Page 19 of 23 Addendum C Rule 144 Seller Representation Letter E*TRADE Securities LLC Attention: Executive Services 3 Edison Drive Alpharetta, GA 30005 Re: Sale of shares of Merit Medical Systems, Inc. (the “Issuer”) stock (“Stock”) Pursuant to Rule 144 Dear Sirs/Madams: The undersigned, F ANN MILLNER, proposes to sell the above-referenced Stock of the Issuer through E*TRADE Securities LLC (“E*TRADE”) in accordance with the requirements of Rule 144 (“Rule 144”) under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned is an “affiliate” of the Issuer as that term is defined in Rule 144(a)(1). Accordingly, the undersigned delivers to you herewith a signed copy of a Form 144 relating to such sale, and confirms to you that the statements made therein are true and complete and represents and agrees that: 1. The undersigned does not know or have any reason to believe that the Issuer is not a “reporting issuer” or not current in its reports to the Securities and Exchange Commission (“SEC”) as required by Rule 144(c)(1) (i.e., to the knowledge of the undersigned, the Issuer has filed the reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, other than Form 8-K reports, for a period of at least 90 days immediately preceding the date of sale). 2. To the knowledge of the undersigned, the Issuer is not a “shell” company as described in Rule 144(i)(1) or is a former “shell” company and, at the time of any sale of the Stock for the account of the undersigned, will be in compliance with the requirements of Rule 144(i)(2). 3. With respect to any shares of the Stock that are restricted securities, as that term is defined in Rule 144(a)(3), a minimum of six months has elapsed since the date of acquisition of the Stock from the Issuer or an affiliate of the Issuer, and payment of the full purchase price, by the undersigned. 4. At the time of any sale of the Stock for the account of the undersigned, the number of shares of the Issuer’s common stock sold by the undersigned or for the undersigned’s account and by or for the account of any person whose sales are required to be aggregated with sales by or for the undersigned as provided in paragraphs (a)(2) and (e)(3) of Rule 144 during the three months prior to the date of sale will not exceed the amounts permitted by Rule 144(e). 5. The undersigned has not solicited or arranged for the solicitation of, and DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 20 of 23 will not solicit or arrange for the solicitation of, orders to buy the Stock in anticipation of or in connection with such proposed sale, and such sale shall be made in accordance with Rule 144(f). 6. The undersigned is not acting, and will not act, in concert with any person or entity with respect to the sale of the Stock. 7. The undersigned has not made, and will not make, any payment in connection with the offering or sale of the Stock to any person other than the usual and customary compensation to E*TRADE. 8. The undersigned is providing a signed Form 144 and is authorizing E*TRADE to file Form 144 on the undersigned’s behalf with the SEC at the time the undersigned has instructed E*TRADE to sell the securities. Through the Initial Electronic Signature Authentication Document the undersigned provided to E*TRADE, the undersigned has authenticated the use of the undersigned’s electronic signature and provided (or authorized the Issuer to provide) and authorized the use of the undersigned’s individual central index key (CIK) and CIK confirmation code (CCC) for such filings with the SEC. The undersigned understands and acknowledges that, if E*TRADE does not timely receive the undersigned’s Rule 144 paperwork or if the CIK and CCC codes provided to E*TRADE are not accurate, E*TRADE may not be able to facilitate the trade for the undersigned’s account and/or file a timely Form 144 on the undersigned’s behalf. 9. The undersigned authorizes E*TRADE to complete and/or update the Form 144 information provided to E*TRADE related to the proposed sales and this Client’s Representation Letter (this “Letter”), including, but not limited to, the number of shares to be sold, the number of shares sold during the past three months and any dates, as may be necessary to reflect the undersigned’s instructions, which may be written or oral, and the facts of the transaction(s) as effected, and to use such Form 144 and this Letter as appropriate to comply with Rule 144 and to effect settlement of any sale made in conjunction herewith. 10. The undersigned agrees to notify E*TRADE promptly if there are any changes to the facts or representations set forth in this Letter or in the accompanying Form 144 (if applicable). 11. The undersigned authorizes E*TRADE to contact the Issuer, its counsel, its transfer agent, and their agents and representatives concerning this transaction. 12. E*TRADE and its agents and representatives, the Issuer, its transfer agent and their agents and representatives may rely on the accuracy of the information contained in this Letter. DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 21 of 23 Sincerely yours, CLIENT Signature: _________________________ Print Name: F ANN MILLNER Title: Date: August 7, 2023 DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C Director

Page 22 of 23 Addendum D Issuer Certificate 1. Merit Medical Systems, Inc. (the “Issuer”) represents that its insider trading policy (the “Policy”) allows adoption of trading plans pursuant to the Securities and Exchange Commission Rule 10b5-1 relating to its common stock (the “Stock”), by certain directors, officers and employees of the Issuer, including the E*TRADE Securities LLC Rule 10b5-1 Trading Plan (the “Plan”) between F ANN MILLNER (“Client”) and E*TRADE Securities LLC (“E*TRADE”). 2. The sales to be made by E*TRADE for Client pursuant to the Plan conform to, and do not violate, the Policy, and, to the best of the Issuer’s knowledge, there are no legal, contractual or regulatory restrictions applicable to the Issuer, Client or their respective affiliates as of the date of this representation that would prohibit either Client from entering into the Plan or any sale pursuant to the Plan. 3. The Issuer represents that Client’s Rule 144 affiliate status at the Issuer, as represented by Client in Section 13 of the Plan, is true and accurate. 4. If, at any time during the term of the Plan, (a) the Issuer becomes aware of a legal, contractual or regulatory restriction that is applicable to the Issuer, Client or their respective affiliates or a stock offering requiring a lock-up that would prohibit any sale pursuant to the Plan (other than any such restriction relating to Client’s possession or alleged possession of material non-public information about the Issuer or its securities), (b) there is a change in the Policy or a change in the Client’s status under such Policy, affecting the Plan, (c) there is a stock split, stock dividend or other like distribution affecting the shares of Stock, or (d) where the Plan covers shares of Stock that Client has the right to acquire under outstanding stock options, there is a change in the Issuer’s policies with regard to the timing or method of exercising such options which could interfere with the manner or timing of the sales to be made pursuant to the Plan, the Issuer agrees to give notice of such restriction either by certified or registered United States mail, postage prepaid, return receipt requested, by nationally recognized overnight courier that issues a receipt or other confirmation of delivery or via email at 10b51@etrade.com, or by facsimile provided that a confirmation is available to the following address or fax number, as applicable: E*TRADE Securities LLC Attention: Executive Services 3 Edison Drive Alpharetta, GA 30005 Fax: (678) 624-8358 Such notice shall indicate the anticipated duration of the restriction, but shall not include any other information about the nature of the restriction or its applicability to Client. In any event, the Issuer shall not communicate any DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

Page 23 of 23 material non-public information about the Issuer or its securities to E*TRADE. 5. If Client is a director or officer (as defined in Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Issuer, the Issuer will notify the E*TRADE 10b5-1 team via email at 10b51@etrade.com no later than five (5) business days prior to the Earliest Sell Date, which such email shall indicate that all conditions under the Issuer’s Policy required for execution of the Plan have been satisfied. A representative of the Issuer will communicate the Earliest Sell Date in writing to E*TRADE at least five (5) business days prior to such date. If such notification is not delivered to E*TRADE at least five (5) business days prior to the Earliest Sell Date, E*TRADE will act upon such notice as promptly as administratively feasible. 6. The Issuer acknowledges that Client has authorized E*TRADE to serve as Client’s agent and attorney-in-fact to, if applicable, exercise Options to purchase the Plan Shares from time to time pursuant to the Plan and to sell the Plan Shares pursuant to the Plan from time to time. Merit Medical Systems, Inc. By: ______________________________ Print Name: _______________________ Title: _____________________________ Date: _________________________________ DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C 8/8/2023 Chief Legal Officer Brian Lloyd

DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C

DocuSign Envelope ID: 4F71C678-35F8-44E5-A89B-8CB9D27F0D0C